345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 349-4281


Scudder New Europe Fund, Inc.
                                                                    June 6, 1996



To the Stockholders:

     The Annual Meeting of Stockholders of Scudder New Europe Fund, Inc. (the "Fund") is to be held at 8:30 a.m., eastern time, on Wednesday, July 24, 1996, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy card are enclosed.

     At the Annual Meeting, the stockholders will elect three Directors and consider the ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

     Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.

Respectfully,

/s/Nicholas Bratt                                 /s/Daniel Pierce
Nicholas Bratt                                    Daniel Pierce
President                                         Chairman of the Board

STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

                          SCUDDER NEW EUROPE FUND, INC.

                    Notice of Annual Meeting of Stockholders

To the Stockholders of
Scudder New Europe Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of Scudder New Europe Fund, Inc. (the "Fund") has been called to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, July 24, 1996 at 8:30 a.m., eastern time, for the following purposes:

              (1) To elect three Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

              (2) To ratify or reject the action taken by the Board of Directors in selecting Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending October 31, 1996.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on May 22, 1996 are entitled to vote at the meeting and any adjournments thereof.

                                             By order of the Board of Directors,
                                                  Thomas F. McDonough, Secretary
June 6, 1996

IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.

                                 PROXY STATEMENT

                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scudder New Europe Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, July 24, 1996 at 8:30 a.m., eastern time, and at any adjournments thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about June 6, 1996 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2) which require the approval of a majority of shares voting at the Meeting.

     Holders of record of the common stock of the Fund at the close of business on May 22, 1996 (the "Record Date") will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 16,047,487 shares of common stock outstanding on the Record Date.

     The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended October 31, 1995, without charge, by calling 800-349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.

                               (1) ELECTION OF DIRECTORS

     Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the three nominees listed below as Directors of the Fund (Class II) to serve for a term of three years, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees

     The following table sets forth certain information concerning each of the three nominees as a Director of the Fund. Except for Mr. Elmlinger, each of the nominees is now a Director of the Fund. Mr. Juris Padegs will serve as Director of the Fund until July 24, 1996, at which time he will be retiring from the Board. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.


Class II - Nominees to serve until 1999 Annual Meeting of Stockholders:

                       Present Office with the Fund, if                          Shares
                        any; Principal Occupation or            Year First     Beneficially        Percent
                         Employment and Directorships            Became a         Owned               of
Name (Age)               in Publicly Held Companies              Director     March 31, 1996        Class
- ----------               --------------------------              --------     --------------        -----
Paul Elmlinger (37)*      Vice     President    and    Assistant      --              --               --
                          Secretary;    Managing   Director   of
                          Scudder, Stevens & Clark, Inc.

Dr. Wilson Nolen (69)     Consultant;      Trustee,     Cultural    1990           7,709         less than
                          Institutions  Retirement  Fund,  Inc.;                                 1/4 of 1%
                          Director,        Ecohealth,       Inc.
                          (biotechnology  company) (until 1996),
                          Chattem,   Inc.   (drug  and  chemical
                          company)   (until  1993).   Dr.  Nolen
                          serves on the boards of an  additional
                          16 funds managed by Scudder.

Ladislas O. Rice (70)     Director,   Huntingdon   International    1990            900          less than
                          Holdings,    plc    (biological    and                                 1/4 of 1%
                          environmental     testing    company),
                          Stanley    Gibbons     Holdings    plc
                          (publisher) and  Whittington  Hospital
                          Trust;  Deputy Chairman,  Burton Group
                          plc   (diversified   retailer)  (until
                          1993).


                                       2

Information Concerning Continuing Directors

     The Board of Directors is divided into three classes, each Director serving for a term of three years. The terms of Class III and I Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class III - Directors  serving until 1997 Annual Meeting of Stockholders:


                       Present Office with the Fund, if                          Shares
                        any; Principal Occupation or            Year First     Beneficially        Percent
                         Employment and Directorships            Became a         Owned               of
Name (Age)               in Publicly Held Companies              Director     March 31, 1996        Class
- ----------               --------------------------              --------     --------------        -----
Daniel Pierce (62)*+      Chairman  of the  Board;  Chairman  of    1991         18,611 (3)      less than
                          the Board  and  Managing  Director  of                                 1/4 of 1%
                          Scudder,  Stevens & Clark,  Inc.;  and
                          Director,   Fiduciary   Trust  Company
                          (bank   and   trust    company)    and
                          Fiduciary Company  Incorporated  (bank
                          and trust company).  Mr. Pierce serves
                          on  the  boards  of an  additional  52
                          funds managed by Scudder.

Paul Bancroft III (66)    Venture   Capitalist  and  Consultant;    1990           7,000         less than
                          Retired  President,   Chief  Executive                                 1/4 of 1%
                          Officer   and    Director,    Bessemer
                          Securities Corp.  (private  investment
                          company);   Director,  Western  Atlas,
                          Inc.  (diversified  oil  services  and
                          industrial     automation    company),
                          Measurex  Corporation (process control
                          systems company).  Mr. Bancroft serves
                          on  the  boards  of an  additional  15
                          funds managed by Scudder.

Richard M. Hunt (69)      University    Marshal    and    Senior    1990           6,000         less than
                          Lecturer,  Harvard  University;   Vice                                 1/4 of 1%
                          Chairman,    American    Council    on
                          Germany;   Director,  Council  on  the
                          United   States   and   Italy;    Life
                          Trustee,  American Field Service;  and
                          Partner,   Elmhurst  Investment  Trust
                          (family  investment  firm).  Mr.  Hunt
                          serves on the board of one  additional
                          fund managed by Scudder.


                                       3

Class I - Directors serving until 1998 Annual Meeting of Stockholders:

                       Present Office with the Fund, if                          Shares
                        any; Principal Occupation or            Year First     Beneficially        Percent
                         Employment and Directorships            Became a         Owned               of
Name (Age)               in Publicly Held Companies              Director     March 31, 1996        Class
- ----------               --------------------------              --------     --------------        -----
Nicholas Bratt (48)*      President;    Managing   Director   of    1989           1,437         less than
                          Scudder,  Stevens & Clark,  Inc.;  and                                 1/4 of 1%
                          Director,   Korea   Society   (private
                          society).  Mr.  Bratt  serves  on  the
                          boards  of  an   additional  15  funds
                          managed by Scudder.

Mary Johnston Evans (66)  Director,  Baxter International,  Inc.    1990            400          less than
                          (health  care),   Saint-Gobain   Corp.                                 1/4 of 1%
                          (industrial  products   manufacturer),
                          Delta Air  Lines,  Inc.  (air  lines),
                          Household     International,      Inc.
                          (financial    services),    The    Sun
                          Company,   Inc.  (petroleum  products)
                          and  Dun  &   Bradstreet   Corporation
                          (marketing  and financial  information
                          services).  Ms.  Evans  serves  on the
                          boards  of  an   additional   6  funds
                          managed by Scudder.

William H. Luers (67)     President,  The Metropolitan Museum of    1990          348 (2)        less than
                          Art;   Director,    IDEX   Corporation                                 1/4 of 1%
                          (liquid       handling       equipment
                          manufacturer),  Wickes Lumber  Company
                          (building  materials),  Transco Energy
                          Company   (natural  gas   transmission
                          company)    (until   1995)   and   The
                          Discount   Corporation   of  New  York
                          (bond  trading)   (until  1993).   Mr.
                          Luers  serves  on  the  boards  of  an
                          additional   10   funds   managed   by
                          Scudder.

All Directors and Officers as a group                                              44,409          0.27%

- ---------------------------

 * Persons considered by the Fund and its counsel to be "interested persons" (which as used in this proxy statement is as defined in the Investment Company Act of 1940) of the Fund or of the Fund's investment manager, Scudder, Stevens & Clark, Inc. Messrs. Bratt, Elmlinger and Pierce are deemed to be interested persons because of their affiliation with the Fund's investment manager, Scudder, Stevens & Clark, Inc., or because they are Officers of the Fund or both.

 +  Mr. Pierce is a member of the Executive Committee of the Fund.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

(2) Mr. Luers' shares are held with shared voting and investment power with a member of his family.

(3) Mr. Pierce's shares include 16,100 held in a fiduciary capacity as to which he shares investment and voting power.

(4) The total for the group includes 26,961 shares held with sole investment and voting power and 17,448 shares held with shared investment and voting power.

     Section 30(f) of the Investment Company Act of 1940 (the "1940 Act"), as applied to a fund, requires the fund's officers, directors, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the
"SEC") and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

     Based solely upon its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended October 31, 1995, its Reporting Persons complied with all applicable filing requirements.

     To the best of the Fund's knowledge, as of April 30, 1996 no person owned beneficially more than 5% of the Fund's outstanding stock.

Committees of the Board--Board Meetings

     The Board of Directors of the Fund met four times during the fiscal year ended October 31, 1995. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which they served as regular members.

     The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Special Nominating Committee. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

     The Board has an Audit Committee consisting of those Directors who are not interested persons of the Fund or of Scudder ("Noninterested Directors"), as defined in the 1940 Act, which met on January 17, 1996. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Nominating Committee

     The Board has a Special Nominating Committee consisting of the Noninterested Directors. The Committee is charged with the duty of making all nominations for Noninterested Directors. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee met on January 17, 1996 to consider and to nominate the nominees set forth above.

Executive Officers

     In addition to Messrs. Bratt, Padegs and Pierce, Directors who are also Officers of the Fund and Mr. Elmlinger, Nominee who is also an Officer of the Fund, the following persons are Executive Officers of the Fund:

                                                                                            Year First
                                   Present Office with the Fund;                            Became an
 Name (Age)                        Principal Occupation or Employment (1)                   Officer (2)
 ----------                        --------------------------------------                   -----------
Carol L. Franklin (43)             Vice President; Managing Director of                        1990
                                   Scudder, Stevens & Clark, Inc.
Jerard K. Hartman (63)             Vice President; Managing Director of                        1990
                                   Scudder, Stevens & Clark, Inc.
William E. Holzer (46)             Vice President; Managing Director of                        1990
                                   Scudder, Stevens & Clark, Inc.
David S. Lee (62)                  Vice President; Managing Director of                        1990
                                   Scudder, Stevens & Clark, Inc.
Edward J. O'Connell (51)           Vice President and Assistant Treasurer;                     1990
                                   Principal of Scudder, Stevens & Clark, Inc.
Kathryn L. Quirk (43)              Vice President and Assistant Secretary; Managing            1990
                                   Director of Scudder, Stevens & Clark, Inc.
Thomas F. McDonough (49)           Secretary; Principal of                                     1990
                                   Scudder, Stevens & Clark, Inc.
Pamela A. McGrath (42)             Treasurer; Managing Director of                             1990
                                   Scudder, Stevens & Clark, Inc.
Coleen Downs Dinneen (35)          Assistant Secretary; Vice President of                      1992
                                   Scudder, Stevens & Clark, Inc.


(1) Unless otherwise stated, all Executive Officers have been associated with Scudder for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers

     The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder was $132,920, including expenses, for the fiscal year ended October 31, 1995. Each such unaffiliated Director currently receives fees paid by the Fund of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than Audit Committee meetings, for which such Director receives a fee of $750). Scudder supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors, employees or stockholders of Scudder and participate in the fees paid to that firm (see "Investment Manager," page 8), although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance of Directors' and committee meetings.

     The following Compensation Table provides, in tabular form, the following data:

Column (1): All Directors who receive compensation from the Fund.

Column (2): Aggregate compensation received by a Director from the Fund.

Columns (3) and (4): Pension or retirement benefits accrued or proposed to be paid by the Fund Complex. The Fund does not pay its Directors such benefits.

Column (5): Total compensation received by a Director from the Fund, plus compensation received from all funds for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on an open-end fund.


                                   Compensation Table

                          for the year ended December 31, 1995
- ----------------------------------------------------------------------------------------------------------
            (1)                   (2)                 (3)                 (4)                (5)
                               Aggregate     Pension or Retirement     Estimated      Total Compensation
                              Compensation    Benefits Accrued As   Annual Benefits   From the Fund and
       Name of Person,        from the Fund        Part of Fund            Upon           Fund Complex
         Position                                Complex Expenses       Retirement      Paid to Director
- ----------------------------------------------------------------------------------------------------------
Paul Bancroft III,              $13,000               N/A                 N/A              $142,067
Director                                                                                 (15 funds*)
Mary Johnston Evans,            $13,000               N/A                 N/A              $33,460
Director                                                                                  (7 funds)
Richard M. Hunt,                $13,000               N/A                 N/A              $24,875
Director                                                                                  (2 funds)
William H. Luers,               $13,000               N/A                 N/A              $102,267
Director                                                                                 (10 funds*)
Dr. Wilson Nolen,               $13,000               N/A                 N/A              $148,342
Director                                                                                 (16 funds*)
Ladislas O. Rice,               $13,000               N/A                 N/A              $13,000
Director                                                                                   (1 fund)


* This does not include membership on the Board of Scudder Emerging Markets Growth Fund which commenced operations on May 8, 1996.

Required Vote

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

       (2) RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     At a meeting held on April 17, 1996, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected Coopers & Lybrand L.L.P. to act as independent accountants for the Fund for the fiscal year ending October 31, 1996. Coopers & Lybrand L.L.P. are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of Coopers & Lybrand L.L.P. are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders or management.

     The Fund's financial statements for the fiscal year ended October 31, 1995 were audited by Coopers & Lybrand L.L.P. In connection with its audit services, Coopers & Lybrand L.L.P. reviewed the financial statements included in the Fund's annual and semiannual reports and its filings with the SEC.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders ratify the selection of Coopers & Lybrand L.L.P. as independent accountants.

Investment Manager

     Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder. Edmond D. Villani# is the President of Scudder. Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, Dudley H. Ladd*, Douglas M. Loudon#, John T. Packard_, Juris Padegs# and Cornelia M. Small# are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.

     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs, Daniel Pierce and Edmond D. Villani in their capacity as the representatives (the "Representatives") of the beneficial owners of such securities, pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and the Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocations will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock and all Principals own nonvoting stock.

Brokerage Commissions on Portfolio Transactions

     To the maximum extent feasible Scudder places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by Scudder.

Other Matters

     The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that properly comes before the Meeting or any adjournments thereof in accordance with their best judgment.

- ---------------------------
*    Two International Place, Boston, Massachusetts
#    345 Park Avenue, New York, New York
+    101 California Street, San Francisco, California
@    Two Prudential  Plaza,  180 North Stetson,  Suite 5400,  Chicago,  Illinois

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by Officers of the Fund or personnel of Scudder. The Fund has retained Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, New Jersey 07072-2586 to assist in the proxy solicitation. The cost of their services is estimated at $7,000. The expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Corporate Investor Communications, Inc., in person, by telephone or by facsimile will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting are not received by July 24, 1996, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

     Any proposal by a stockholder of the Fund intended to be presented at the 1997 meeting of stockholders of the Fund must be received by Thomas F. McDonough, Secretary of the Fund, c/o Scudder, Stevens & Clark, Inc., at 345 Park Avenue, New York, New York 10154, not later than January 31, 1997.

By order of the Board of Directors,

Thomas F. McDonough
Secretary

345 Park Avenue
New York, New York 10154

June 6, 1996

PROXY                     SCUDDER NEW EUROPE FUND, INC.                   PROXY
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  Annual Meeting of Stockholders--July 24, 1996

   The undersigned hereby appoints Paul Bancroft III, Nicholas Bratt and Daniel Pierce, each with the power of substitution, as proxies for the undersigned to vote all shares of Scudder New Europe Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, July 24, 1996 at 8:30 a.m., eastern time, and at any adjournments thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each numbered item listed on the reverse side.

1.   The election of Directors;

FOR__          WITHHOLD__


Nominees: Class II: Paul J. Elmlinger, Wilson Nolen and Ladislas O. Rice.
                -------------------------------------------------


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided above.)

2.   Ratification  of the selection of Coopers & Lybrand  L.L.P.  as independent
     accountants;       FOR___           AGAINST___             ABSTAIN___

The Proxies are authorized to vote upon such other business as may properly come before the Meeting.

                MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT __
              PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                             NO POSTAGE IS REQUIRED

Please  sign  exactly  as  your  name or       Signature______________ Date_____
names appear.  When signing as attorney,
executor,   administrator,   trustee  or       Signature______________ Date_____
guardian, please give your full title as such.